Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors

Citibank N.A., London Branch (the “Interim Seller”)

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

The Directors

Avon Seller Limited (the “Seller”)

10 Floor

5 Churchill Place

London E14 5HU

The Directors

Avon Finance No.2 PLC (the “Issuer”)

10 Floor

5 Churchill Place

London E14 5HU

Citibank Europe plc, UK Branch (the “Arranger” and the “Lead Manager”)

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

and the Other Managers (as defined in the engagement letter)

04 September 2020

Dear Ladies and Gentlemen

Report of factual findings relating to the issuance of Residential Mortgage Backed Securities (“RMBS”) by the Issuer (the “Transaction”).

1.	This AUP report is produced in accordance with the terms of our agreement dated 03 September 2020 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

2.

This AUP Report is addressed to the directors of the Interim Seller, to the directors of the Seller, to the directors of the Issuer , to the Arranger, to the Lead Manager and to the Other Managers (as defined in the engagement letter) solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Transaction.

3.

It is the responsibility of the Interim Seller, the Seller, the Issuer, the Arranger, the Lead Manager and the Other Managers (or Arranger or the Lead Manager on their behalf) to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

PricewaterhouseCoopers LLP, 7 More London Riverside, London SE1 2RT

T: +44 (0) 20 7583 5000, F: +44 (0) 20 7212 4652, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of

PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

4.

It is the responsibility of the Interim Seller to respond to the due diligence enquiries of the Arranger and the Lead Managers concerning servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue to enable the Arranger and the Lead Manager to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

6.

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ’Engagements to perform agreed-upon procedures regarding financial information. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

7.

The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

8.

You may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

9.

Additionally, the Interim Seller or the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

10.

Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Interim Seller or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Interim Seller.

11.

This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP

Chartered Accountants

London

04 September 2020

Appendix 1 to the AUP Report

1.	You have asked us to perform the following procedures:

(i)

report the results of our testing of certain static data fields (the “Static Data Fields”), performed on a sample of mortgage loans (the “Static Data Fields Sample”) selected from the Original Extraction File (as defined below) as at 31 December 2014 (the “Original Cut-Off Date”);

(ii)

report the results of our testing of a sample of dynamic data fields (the “Dynamic Data Fields Sample”) performed on a sample of mortgage loans (the “Dynamic Data Fields Sample”) selected from the Extraction File (as defined below) as at 31 July 2020 (the “Cut-Off Date”).

(iii)

identify which of the mortgage loans in the Static Data Fields Sample are included in the Extraction File and, for these mortgage loans, compare the Static Data Fields in the Original Extraction File with the corresponding data fields in the Extraction File. Where differences exist, obtain an explanation from the mortgage servicer in relation to these changes.

The details of the agreed upon procedures performed and the results are set out on the following pages. You have agreed the scope of the agreed upon procedures and of the sample sizes detailed below as being sufficient and appropriate for the purposes of this engagement.

2.	We have not performed any procedures to check that any data provided to us has been properly extracted from the Primary System of Record for the Mortgage.

(i)	Testing of Static Data Fields

3.

We selected a random sample of 452 mortgage loans (the “Primary Sample”) from a data file, listing account numbers for a pool of mortgage loans (the “Initial Sample File”) as at 31 December 2014 (the “Original Cut-Off Date”). Furthermore, we selected an additional random sample of 125 mortgage loans (the “Additional Sample”) from the Initial Sample File to be used in substitution for any of the mortgage loans included in the Primary Sample that had redeemed or is currently undergoing rearrangement between the Original Cut-Off Date and the date we performed our testing (February and March 2015).

4.	The size of the sample (the “Initial Selected Sample”) was based on statistical sampling techniques using the following criteria:

•	99% confidence level;

•	0% expected error rate;

•	1% maximum error rate.

Where any mortgage loan was not available due to redemption or was undergoing rearrangement at the time of our testing, this was replaced by a mortgage loan from the Additional Sample. 2 mortgage loans were redeemed between the Original Cut-Off Date and the date of our testing and were therefore replaced by mortgage loans from the Additional Sample.

5.

Certain mortgage loans were then removed from the Initial Sample File which were deemed by the originator to be ineligible. Of the mortgage loans removed, 16 mortgage loans were removed from the Primary Sample and replaced with mortgage loans from the Additional Sample. 6 mortgage loans were also removed from the Additional Sample. The remaining 434 loans from the Primary Sample and 18 loans from the Additional Sample (452 loans in total) represented the “Static Data Fields Sample”.

6.

We were then provided with an extraction file which detailed various attributes in relation to each mortgage loan in the Static Data Fields Sample, as at the Original Cut-Off Date (the “Original Extraction File”)

7.

In the procedures below, a “mortgage loan” is defined as the original advance together with any further advances. Where either an original or further advance has redeemed the mortgage loan is defined as all other advances that remain outstanding on the Original Cut-Off Date.

8.

For the avoidance of doubt the “Mortgage File” is the paper mortgage file, including original documents, photocopies, scans, and supplemented by specific items requested by ourselves from the FileNet image browser scanning system or from information reproduced from the Primary System of Record for the Mortgage (as defined below) at the time of our testing.

9.	Where we refer to the “Lending Policy”, this is defined as the lending policy provided to us for accounts originated between July 1997 and October 2008.

10.	For the purposes of our testing, the TAMAR system, the TAMAR Enquiries system, the ParkFile application and the FileNet image scanning system are the “Primary System of Record for the Mortgage”.

11.	For the purposes of our testing, the originators of the mortgage loans are referred to as “P” and “G”.

12.

The term “title deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk), copies of such documents in the Mortgage File or equivalent sources or documents such as the Standard Security, Land Certificate or Charge Certificate with respect to Scottish properties, or a letter from a solicitor confirming that the title deeds are held.

13.

The term “Valuation Report” refers to hard copy valuation reports and includes property assessments keyed directly by the Valuer into the Primary System of Record for the Mortgage or AVM (automated valuation model) valuations used to support the mortgage application, and also in certain limited circumstances the borrowers own estimation of value.

14.

When checking that attributes agreed to a source document, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document agreed with the name and address appearing on the Original Extraction File, or alternatively that some other unique identifier on the source document (such as an account number) agreed to that shown on the Original Extraction File. For the purposes of our testing, source documents were a combination of hard copy and scanned copy documents.

15.	When checking that a document bears a signature, we only checked the existence of a signature and make no representation on the integrity of the signature.

16.

Except as specified below, we did not undertake any procedures to check compliance of the mortgage loans with the corresponding originators’ origination or valuation policies and procedures, and did not perform any procedures on data fields appearing in the Original Extraction File other than as referred to below.

17.	In respect of the Static Data Fields Sample, we have performed the procedures described below.

Test	Description of Agreed Upon Procedures	Results
1.

Valuation Amount

For each mortgage loan, we compared the valuation amount on the Original Extraction File to the valuation amount on the Valuation Report included in the Mortgage File, which is closest to the Original Cut-Off Date.

We have reported as an exception all instances where there is a difference, except where the Valuation Report figure on the Original Extraction File was lower than the latest valuation figure in the Mortgage File, or where the valuation figure on the Original Extraction File exceeded the valuation figure in the Mortgage File by not more than £500.

Where an AVM report was used, we have not reported as an exception instances where the borrowers estimate was not within 10% of the AVM and the confidence score for the AVM was below the level set out in the appropriate Lending Policy if the amount on the Original Extraction File was lower than the valuation figure per the AVM report.

One exception was noted.

1.  PwC Sample #374 – The Valuation Amount per the Extraction File is £160,000. The Valuation Report is not located in the scanned Mortgage File and no Valuation Amount was available in the AVM extract.

2.

Valuation Date

For each mortgage loan, we have reported as an exception instances where the valuation date on the Mortgage File is greater than 6 months prior to the date of the initial Offer of Advance, except where a further advance has been made.

If a second valuation was carried out on the property the original valuation amount and date of the valuation remained unchanged, unless there was a 10% difference in valuation amount from the original valuation. In such instances, an exception has not been noted if our testing was consistent with this assumption.

No exceptions were noted.

Test	Description of Agreed Upon Procedures	Results
Where a further advance had been made and the original valuation was over two years old, or if the total further advance exceeded 65%-75% of the original valuation (dependent upon the originator) we compared the valuation made in respect of the further advance, and reported as an exception instances where the valuation of the date on the Mortgage File in respect of the further advance was greater than 6 months prior to the date of the further Offer Of Advance.

We have not reported an exception for loans where the borrower’s estimate had been used for the valuation and this was in line with the relevant Lending Policy, and the date of the Application Form was within 15 days of the valuation date per the Original Extraction File.

3.

Property Address (Out Code)

For each mortgage loan, we compared the ‘out code’ on the Original Extraction File to either the Valuation Report, the Certificate of Title (“COT”), the latest Offer of Advance contained in the Mortgage File or, if not available, the title deeds or any letter from the solicitor or further explanatory correspondence.

We reported as an exception instances where there was a difference in the out codes recorded in the Original Extraction File.

One exception was noted. 1. PwC Sample #90 – Property Postcode per the Extraction File is BD** 6**. The Property Postcode per the Offer Letter is BN** 6**.
4.

Property Address

For each mortgage loan, we compared the property address recorded on the COT, Draft KFI or Request For Funds Form (included within the Mortgage File and as updated by subsequent solicitor’s letters) or the Certificate of Insurance or the Legal Charge Certificate to the property address recorded on the latest Offer of Advance from the Mortgage File.

We have reported as an exception all instances where there was a difference, except where the difference related to an address which contained typographical errors (e.g. two letters reversed) in respect of the street name, but the other elements of the address were the same, or if the district had been inaccurately recorded but test 3 had been passed and the other elements of the address were the same).

No exceptions were

Test	Description of Agreed Upon Procedures	Results

Where the property address was a new build, then this was not reported as an error if the plot number was provided on the Valuation Report but the COT or solicitor’s letter gave the full address. In all other cases we reported as an exception, except where there were differenced that clearly related to misspellings.

5.	Income Verification

For each mortgage loan originated by P, which was not described as being ‘Self Certified’ or ‘BTL’ in the Original Extraction File, we compared the income data in the Original Extraction File to the evidence of third party verification of income (which includes employers references, payslips, P60 Income Tax statements, accounts or an accountants letter signed by a suitably qualified accountant as described in the relevant Lending Policy).

Two exceptions were noted.

1.  PwC Sample #123 – Difference of £683 noted. Applicant 1 Income per the Extraction File is £24,927. Applicant 1 Income per the income verification is £24,244. Applicant 2 Income agreed without exception.

2.  PwC Sample #307 – Difference of £100.73 noted. Applicant 2 Income per the Extraction File is £11,097.00. Applicant 2 Income per the income verification is £10,996.27. Applicant 1 Income agreed without exception.

For each such mortgage loan, we have reported as an exception all instances greater than £1 where there was a difference, except in those instances where multiple parties’ income data was provided on the Original Extraction File and the complete income verified for either party one or two was sufficient to meet the underwriting criteria or income in excess of that disclosed on the spreadsheet had been verified.

Where the mortgage loan was self-certified, as shown in the Original Extraction File, no test was performed.

For each mortgage loans originated by G, which were not recorded as ‘BTL’ in the Original Extraction File, we understand that income verification was not required at origination and therefore no test was performed.

If such mortgage loan related to a buy to let mortgage application, the borrower was not required to self-certify or provide evidence of earnings. Legitimacy of investment was instead calculated based on monthly rental income being 125% of the monthly interest only mortgage payment. Monthly rental income was taken from the external verification provided on the Valuation Report or separate correspondence from the chartered surveyor and the interest only payment was calculated using the initial index rate or, where the

Test	Description of Agreed Upon Procedures	Results
Lending Policy as at the date of the latest Offer Of Advance permitted, an alternative index rate (such as the reversionary rate, Standard Variable Rate or relevant Bank of England Base Rate etc.) and the ‘Loan Requested Amount’ shown on the latest Offer of Advance which excluded administration fees.

Where the original Offer of Advance was not available, we used the interest rate and loan amount taken from the offer checklist produced by the underwriters. For each such mortgage loan we have reported as an exception cases where monthly rental income was less than 125% of the monthly interest only figure calculated on the ‘Loan Requested Amount’ shown in the latest Offer of Advance, or the offer checklist. We have not reported an exception where there was evidence of underwriter authorisation for Buy to Let cases that did not meet the minimum interest coverage ratio as prescribed in the relevant Lending Policy. We did not perform any procedures to verify the appropriateness of the underwriter’s authorisation.

For those mortgages loans which were classified on the Original Extraction File as:

•   For Buy to Let loans originated by P, having an Offer of Advance which were dated between February 2007 and November 2007, we have reported as an exception all cases where monthly rental income was less than 110% of the monthly interest only figure calculated on the ‘Loan Requested Amount’ found in the Offer Of Advance, or the offer checklist.

•   For Buy to Let loans originated by G, having an Offer of Advance which were dated after October 2005 we have reported as an exception all cases where monthly rental income was less than 100% for mortgage loans classified on the Original Extraction File as “conforming” and 110% for “non-conforming”, of the monthly interest only figure calculated on the ‘Loan Requested Amount’ found in the Offer of Advance, or the offer checklist.

Test	Description of Agreed Upon Procedures	Results

If the rental income was no more than £1 less than the required rental income, this was not reported as an exception. If the mortgage loan had been highlighted as an exception to Lending Policy, but there was evidence on the Mortgage File that the exception had been authorised by an appropriate person in accordance with Lending Policy, this has not been reported as an exception. If the mortgage loan was a HousePlus Product, then the omission of rental income has not been reported as an exception. We did not perform any procedures to verify the appropriateness of the underwriter’s authorisation or to validate that a mortgage loan was a HousePlus Product.

6.	County Court Judgements

	For each mortgage loan originated by P, we compared the total number of CCJ’s (County Court Judgements) per the Original Extraction File to the number of CCJ’s per the Bank’s summary credit report, and have reported as an exception where these were different values, except where the number of CCJ’s on the summary credit report was less than the number per the Original Extraction File, or where confirmation had been obtained that the CCJ’s were incurred in a duration outside of underwriting criteria, or where there was evidence recorded on the Mortgage File (as evidenced by a note on the underwriting sheet explaining the rationale for granting the loan that there has been an application of discretion by a suitably authorised individual (determined by reference to a current organisational chart) in accordance with the Lending Policy).	No exceptions were noted.

CCJ’s were not counted where they met any of the following criteria:

•   CCJ had been satisfied more than 6 months prior to the date of application;

•   CCJ was for amount less than £100, satisfied or not; or

•   CCJ was more than two years old at the date of completion.

Test	Description of Agreed Upon Procedures	Results
(For the avoidance of doubt any further advance was not reported as an exception in connection with the recording of CCJ’s).

Where the summary credit report was not available, we compared the total number of CCJ’s per the Original Extraction File to the number of CCJ’s recorded on the Primary System of Record for the Mortgage and reported as an exception any differences noted.

For each mortgage loan originated by G, we compared the total number of CCJ’s per the Original Extraction File to the number of CCJ’s recorded on the Primary System of Record for the Mortgage and reported as an exception any differences noted.

7.	Repayment Method

We have compared the repayment method on the Original Extraction File to the repayment method in the latest offer or the draft KFI, included in the Mortgage File.

We have reported as an exception all instances where there was a difference, except where there was evidence (in the form of correspondence with the customer) on the Mortgage File that the repayment method agreed to that requested on the Mortgage Loan Application Form or had changed and that evidence supported the current repayment method on the Original Extraction File, including any change by virtue of, but not limited to, further advances, arrears action, or customer request.

No exceptions were noted.
8.	Loan Purpose

We have compared the Loan Purpose description recorded on the Original Extraction File to the Loan Purpose description recorded on the Mortgage Loan Application Form.

Where there was a discrepancy, we have compared the Loan Purpose description recorded on the Original Extraction File to the Loan Purpose description recorded on the Mortgage File.

No exceptions were noted.

Test	Description of Agreed Upon Procedures	Results

We have reported as an exception those cases where neither the Mortgage Loan Application Form nor the Mortgage File agreed to the information recorded in the Original Extraction File, except when the property was originally unencumbered prior to the mortgage advance.

9.	Signed Certificate of Title

For each mortgage loan, we have reported as an exception all cases where the COT or Request For Funds Form (included on the Mortgage File) had not been signed by the solicitor.

Certificates of Insurance do not need to be signed and we have been asked to assume that these bear the same information as a COT.

Land Registry Searches do not need to be signed and we have been asked to assume that these bear the same information as the COT.

No exceptions were noted.
10.	Mortgage Loan Application Form

a.   For each mortgage loan, we have inspected each Mortgage Loan Application Form (either the original, fax or photocopy of the original), for a signature in the space designated for the borrower signature(s), except where an electronic Application Form was used. We have reported as an exception if the Mortgage Loan Application was not signed in the space designated for the borrower signature(s), except where an electronic Application Form was used.

No exceptions were noted.

b.  We have compared the borrower’s name with that recorded on the COT, latest Offer of Advance, or solicitor’s letter of explanation. We have reported as an exception all cases where a review of the COT, latest Offer of Advance or solicitor’s letter of explanation cannot establish that the borrower is the applicant and property owner.

11.	Maximum Loan Term

	For each mortgage loan, we have reported as an exception instances where the latest Offer of Advance or draft KFI on the Mortgage File had an original term of the loan exceeding 30 years. For mortgage loans originated by G, we have reported as an exception instances where the original term of the loan exceeded 35 years.	No exceptions were noted.

Test	Description of Agreed Upon Procedures	Results
12.

Loan Term

For each mortgage loan, we have compared the term of each mortgage loan recorded per the Original Extraction File with the term recorded within the latest Offer of Advance or draft KFI. We have reported as an exception all instances where there was a difference, except where there was evidence, comprising of either a note of request on the Primary System of Record for the Mortgage system, or a letter of request from the borrower, on the Mortgage File that the repayment term was changed and that evidence within the Mortgage File supported the mortgage term recorded on the Original Extraction File, including any change by virtue of, but not limited to, further advances and customer request.

One exception was noted. 1. PwC Sample #155 – Loan Term per the Extraction File is 245 months. Loan Term per the Mortgage File is 246 months.
13.	Interest Rate Margin

	For each mortgage loan, we have compared the margin over Index Rate included in the Original Extraction File for variable rate loans and the interest rate for fixed rate loans (whilst in their fixed rate period) to the interest rate recorded in the latest Offer of Advance, or the draft KFI. Where the fixed or discounted period has already expired, we have compared the variable reversionary rate with the Original Extraction File.	No exceptions were noted.

For regulated loans, before their first Index Rate reset, we have compared the margin to the Index Rate as at the offer date recorded in the Mortgage File.

For fixed, discounted or regulated loans, we have reported as an exception all instances where there is a difference. For variable rate loans, we have reported as an exception all instances where there is a difference except for variable rate loans, where the margin on the Original Extraction File was lower than the margin on the Latest Offer of Advance.

For all fixed or discounted rate loans, we have compared the month in which the final fixed or discounted rate expires per the Original Extraction File with evidence on the Mortgage File (for example, the latest Offer of Advance letter).

Test	Description of Agreed Upon Procedures	Results
14.	Loan Advance

For each mortgage loan, we have compared the ‘amount of advance’ recorded on the Original Extraction File to the ‘amount of advance’ recorded on the latest offer of initial advance or draft KFI included in the Mortgage File. Where a further advance had been made, we have agreed the amount of the further advance included in the Original Extraction File balance to the credit agreement on the Mortgage File.

We have reported as an exception all instances where there is a difference, except when it relates to property insurance or fees added to the loan. Where there was a difference, if this was less than £500 we have not reported this as an exception.

No exceptions were noted.
15.	Property Tenure

For each mortgage loan, we have compared the tenure of the property as recorded within the Original Extraction File with the tenure of property recorded in the COT. Where there was a difference, we have compared the tenure of the property as recorded within the Original Extraction File, with the tenure of property recorded within the title deeds or any letter from the solicitor, valuer (including Valuation Report), HMLR, Registrar of Scotland or Sasine Register showing tenure.

One exception was noted.

1.  PwC Sample #318 – Property Tenure per the Extraction File is Freehold. The Valuation Report was not found in the Mortgage File to confirm the Property Tenure. HMLR was used to validate the Property Tenure and was noted as Leasehold.

We have reported as an exception all instances where the tenure of the property as recorded on the Original Extraction File was different from the actual tenure reported in the COT, title deeds or any letter from the solicitor, valuer or HMLR except where either the Original Extraction File has recorded the tenure of the property as ‘Feudal’ or ‘Absolute Ownership’ and where the tenure of the property reported on the COT, title deeds or any letter from the solicitor, valuer or HMLR is described as ‘Freehold’, or vice versa.

16.	Bankruptcy or Individual Voluntary Agreement

	For each mortgage loan, where the Original Extraction File indicated that a borrower had not previously been made bankrupt or entered into a voluntary agreement, we have agreed that	No exceptions were noted.

Test	Description of Agreed Upon Procedures	Results
there were no entries relating to bankruptcy or voluntary arrangements within the lending criteria within the summary credit report on the Mortgage File. Where the Original Extraction File indicated that a borrower had previously been made bankrupt or entered into a voluntary agreement, we have not performed this test.

Where the summary credit report was not available, we have compared the entries relating to bankruptcy or voluntary arrangements per the Original Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the Primary System of Record for the Mortgage and report as an exception any differences noted.

For each mortgage loan originated by G, we have compared the entries relating to bankruptcy or voluntary arrangements per the Original Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the Primary System of Record for the Mortgage and reported as an exception any differences noted.

17.	Completion Date

For each mortgage loan, we have compared the ‘completion date’ as recorded with the Original Extraction File (which represents the date on which the mortgage account was created on the Primary System of Record for the Mortgage) with evidence of the date upon which the mortgage funds were released on the Mortgage File.

We have reported as an exception all instances where there was a difference of more than 14 days between the two dates.

One exception was noted.

1.  PwC Sample #155 – Mortgage Completion Date per the Extraction File is 04/02/2011. The Completion Date relates to a Transfer of Equity. Completion Date per the Mortgage File is 29/12/2010.

(ii)	Testing of the Dynamic Data Fields

18.

On 24 August 2020, the Interim Seller provided us with data files entitled “Warwick Finance 1 Monthly Data Tape check sheet July 2020.xlsb” and “AvonFinance2 Open Dates converted without account numbers.xlsx” (together, the “Extraction File”), detailing account numbers and various attributes in relation to a pool of mortgage loans as at 31 July 2020 (the “Cut-Off Date”). The mortgage loans in the Extraction File are a sub-set of the mortgage loans in the Original Extraction File.

19.

For the purposes of this testing, we selected a random sample of 446 mortgage loans (the “Initial Primary Dynamic Sample”) from the Extraction File. Furthermore, we selected an additional random sample of 14 mortgage loans (the “Additional Dynamic Sample”) from the Extraction File to be used in substitution for any of the mortgage loans included in the Primary Dynamic Sample that had redeemed or was currently undergoing rearrangement between the Cut-Off Date and the date we performed our testing.

20.	The size of the Initial Selected Dynamic Sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;

•	0% expected error rate;

•	1% maximum error rate.

Where any mortgage loan was not available due to redemption or was undergoing rearrangement at the time of our testing this was replaced by a mortgage loan from the Additional Dynamic Sample. 3 mortgage loans were redeemed between the Cut-Off Date and the date of our testing and were therefore replaced by mortgage loans from the Additional Dynamic Sample. The remaining 443 mortgage loans from the Primary Dynamic Sample and 3 mortgage loans from the Additional Dynamic Sample represented the “Selected Dynamic Sample”.

21.	For the purposes of the procedures below, the mortgage servicer provided us with screenshots from the Primary System of Record for the Mortgage.

22.	In respect of the Dynamic Data Fields Sample, we have performed the procedures described below.

Test	Description of Agreed Upon Procedures	Results
1.	Current Balance For each mortgage loan, we compared the outstanding Current Balance on the Extraction File to the outstanding current balance on the Primary System of Record for the Mortgage.	No exceptions were noted.
2.

Arrears Balance

For each mortgage loan, we compared the outstanding Arrears Balance on the Extraction File to the outstanding arrears balance on the Primary System of Record for the Mortgage as at the Cut-Off Date by reconciling expected payments and payments received to the arrears balance shown as at the date of our testing.

No exceptions were noted.

Test	Description of Agreed Upon Procedures		Results
3.	Current Interest Rate For each mortgage loan, we compared the Current Interest Rate on the Extraction File to the current interest rate on the Primary System of Record for the Mortgage.		No exceptions were noted.
4.

Current Monthly Payment Due

For each mortgage loan, we compared the Current Monthly Payment Due on the Extraction File to the current monthly payment due on the Primary System of Record for the Mortgage.

			No exceptions were noted.
5.

Interest Rate Type

For each mortgage loan, we compared the Interest Rate Type on the Extraction File to the interest rate type on the Primary System of Record for the Mortgage.

All mortgage loans in the Selected Dynamic Sample had an interest rate type of “2” (Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank’s standard variable rate (SVR), ECB reverting to Bank’s SVR).

We used the following mapping of the interest rate types on the Primary System of Record to the Interest Rate Type in the Extraction File provided by the mortgage servicer when performing the procedures:

			No exceptions were noted.

	Primary System of Record	Extraction File
	PHL Misc LIBOR	2

	MAS SVR	2

	GMAC Misc LIBOR	2

	PHL Variable (Base)	2

	GMAC Misc Base	2

	GMAC A/L Base Misc	2

	PHL Variable Libor	2

	PHL A/L Default Misc	2

	Zero rate (core)	2

	GMAC Base (Changes immediate)	2

	A/L Default Misc	2

	GMAC Base LIBOR	2

Test	Description of Agreed Upon Procedures	Results
6.

Interest Only / Repayment

For each mortgage loan, we compared the Interest Only / Repayment field on the Extraction File to the repayment type indicated on the Primary System of Record for the Mortgage.

No exceptions were noted.
7.

Legal Final Maturity

For each mortgage loan, we compared the Legal Final Maturity on the Extraction File to the ‘Term End Date’ on the Primary System of Record for the Mortgage.

The mortgage servicer stated that the Date of Loan Maturity in the Extraction file is calculated during the extraction process based on the original term of the mortgage loan and the account open date (rather than being a direct feed from the Term End Date field on the Primary System of Record for the Mortgage, which in turn for P originated mortgage loans calculates the Term End Date based on the original term and the first payment date).

We have not reported an exception if the Date of Loan Maturity in the Extraction File was within 30 days of the ‘Term End Date’ shown on the Primary System of Record for the Mortgage.

No exceptions were noted.
8.	Payment Holiday flag Y/N For each mortgage loan, we compared the Payment Holiday Flag on the Extraction File to the payment holiday flag on the Primary System of Record for the Mortgage.	No exceptions were noted.
9.	Payment Holiday Start Date For each mortgage loan, we compared the Payment Holiday Start Date on the Extraction File to the payment holiday start date on the Primary System of Record for the Mortgage.	No exceptions were noted.
10.	Payment Holiday End date For each mortgage loan, we compared the Payment Holiday End Date on the Extraction File to the payment holiday end date on the Primary System of Record for the Mortgage.	No exceptions were noted.

Indexed Valuation and Indexed Current Loan To Value (“LTV”)

11.

The Interim Seller provided us, on 2 September 2020, with a data file entitled “Avon 2-Indexed Valuation.xlsb” (the “ILTV Data File”), detailing the indexed valuation and indexed Current LTVs of the mortgage loans in the Extraction File.

12.

We downloaded the ‘Seasonally Adjusted Regional Quarterly Indices’ (the “UK Nationwide index”) file from the Nationwide Building Society website (https://www.nationwide.co.uk/about/house-price-index/download-data#xtab:regional-quarterly-series-all-properties-data-available-from-1973-onwards).

13.

We recalculated the indexed valuation for each of the properties in the Extraction File, using the ‘AR8 Property Identifier’ data field, by dividing the UK Nationwide index for the quarter and year in which the valuation was performed (by reference to the ‘AR145 Current Valuation Date’ data field) with the value in the “AR143 Current Valuation Amount” data field, then multiplying the result by the UK Nationwide index as at Q2 2020, to give the “Property Indexed Valuation”.

14.	For each of the properties in the iLTV Data File, we:

•	compared the Property Indexed Valuation with the “Indexed Valuation” data field; and

•

recalculated the indexed LTV by dividing the sum of the value in the ‘AR67 Current Balance’ data field of the Data File for each of the properties in the ‘AR8 Property Identifier’ data field by the Property Indexed Valuation and compared the indexed LTD so calculated with the ‘Indexed CLTV (Account Level)’ data field.

and found them to be in agreement.

(iii)	Testing of changes in the Static Data Fields between the Original Extraction File and the Extraction File

15.

We identified the mortgage loans from the Static Data Fields Sample which remained in the Extraction File. For these mortgage loans, we compared the data tested in procedures 1 to 17 above from the Original Extraction File with the corresponding data in the Extraction File and report the results as follows along with the comments provided by the mortgage servicer. We have not performed any additional procedures to corroborate the comments provided by the mortgage servicer.

Test	Attribute	Differences	Comment from the mortgage servicer
28.	Valuation Amount Compared data field AR136 Valuation Amount in the Original Extraction File with data field AR136 Original valuation (var) in the Extraction File.	No differences were noted.
29.	Valuation Date Compared data field Property Original Valuation Date in the Original Extraction file with AR138 Valuation Date in the Extraction file	No differences were noted.
30.	Income Verification Compared data field AR26 Primary Income & AR28 secondary Income in the Original Extraction File with data field AR26 Primary Income & AR28 secondary Income in the Extraction File.	No differences were noted.
31.	Country Court Judgements Compared data field Main Acct CCJ Borrower1 Num in the Original Extraction File with data field Total CCJ Number (at origination) in the Extraction File.	No differences were noted.

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Test	Attribute	Differences				Comment from the mortgage servicer
32.	Repayment Method Compared data field Repay Type Desc in the Original Extraction File with data field AR69 Repayment Method in the Extraction File.	One difference was noted.				The mortgage servicer has advised us that the loan changed repayment method in 2017.
		PwC ID	Original Extraction File	Extraction File
		3682	Interest Only	Repayment (2)
33.	Loan Purpose Compared data field Loan Purpose Desc in the Original Extraction File with data field AR59 Purpose Loan purpose in the Extraction File.	No differences were noted.
34.	Loan Term Compared data field AR61 Loan Term in the Original Extraction File with data field AR61 Loan Term in the Extraction File.	No differences were noted.
35.

Interest Rate Margin

Compared data field Final Margin in the Original Extraction File with data field AR110 Current Interest Rate Margin (Calc) in the Extraction File.

The mortgage servicer stated that loans with a Standard Variable Rate (“SVR”) of interest (AR108 is “11”) do not have an interest rate margin, therefore the calculated margin in the interest rate margin field (“AR110 Current Interest Rate Margin (Calc)”) should not be considered in this comparison. Accordingly, we have not reported the 32 differences related to the 32 SVR loans in the Selected Dynamic Sample.

		Seven differences were noted.				The mortgage servicer has advised us that the margin on these loans increased by 1% as a result of tenancy.
		PwC ID	Original Extraction File	Extraction File	Diff
		2106	1.5	2.5	-1
		2219	1.5	2.5	-1
		2370	2.3	3.3	-1
		4691	3.2	4.2	-1
		4797	2.25	3.25	-1
		5162	2.25	3.25	-1
		7052	2.24	3.24	-1

Test	Attribute	Differences			Comment from the mortgage servicer
36.	Loan Advance Compared data field Original Advance Amt in the Original Extraction File with data field AR66 Original Balance in the Extraction File.	No differences were noted.
37.

Bankruptcy or Individual Voluntary Agreement

Compared data fields Main Acct Bankruptcy1 Flag & Main Acct Bankruptcy2 Flag & Main Acct Iva1 Flag & Main Acct Iva2 Flag in the Original Extraction File with data field AR36 Bankruptcy or Individual Voluntary Arrangement Flag in the Extraction File.

		Three differences were noted.			The mortgage servicer has advised us that the bankruptcy flag is removed from the Primary System of Record for the Mortgage upon discharge of the bankruptcy.
		PwC ID	Original Extraction File	Extraction File
		4690	N	Y
		8002	N	Y
		8378	N	Y

38.	Completion Date Compared data field Account Completion Date in the Original Extraction File with data field AR55 Loan Origination Date in the Extraction File.	No differences were noted.